Exhibit 99.1

METACRINE, INC.

SEPARATION AND CONSULTING AGREEMENT

This Separation and Consulting Agreement (this “Agreement”) is effective as of January 27, 2022 (“Effective Date”), by and between Metacrine, Inc., a Delaware corporation (the “Company”) located at 3985 Sorrento Valley Blvd, Suite C, San Diego, California 92121, and Catherine Lee (“Lee” or “Consultant”) an individual with the address on file with the Company.

1.Separation Date.  The Company and Lee acknowledge and agree that Lee’s last day of work with the Company will be January 28, 2022 (the “Separation Date”).  On or before the Separation Date, the Company will pay Lee all accrued salary, and all accrued and unused vacation (if any) earned through the Separation Date, subject to standard payroll deductions and withholdings.  Lee is entitled to these payments regardless of whether or not this Agreement has been signed.

2.Consulting Agreement.  Provided that Consultant timely signs and does not revoke Consultant’s acceptance of the Release of Claims Agreement (“Release”) attached as Exhibit A, Consultant will serve as a consultant to the Company beginning on the Separation Date, and ending on August 30, 2022 (“Term”).  As a consultant, Consultant will be responsible for assisting the Company in any areas of Consultant’s expertise and with other projects to be determined by mutual agreement between Consultant and the Chief Executive Officer, as reasonably requested by the Company (collectively, the “Services”). It is anticipated that Consultant will provide up to ten (10) hours of Services per month.  Consultant may not subcontract or otherwise delegate Consultant’s obligations under this Agreement without Company’s prior written consent as it in its sole discretion determines.  Consultant shall at all times use best efforts and all due diligence in performing the Services. All Services shall be performed in accordance with (i) generally accepted professional standards and applicable laws, rules and regulations; (ii) Company policies and procedures; and (iii) to Company’s reasonable satisfaction. To the extent any of the Services require Consultant to possess any professional or other licenses, Consultant shall maintain such licensure(s) in good standing throughout the Term (as defined herein).  Consultant understands that if the Release does not take effect within 29 days from the date on which Consultant received the Release, the Term will automatically terminate and Consultant will not be eligible for any of the benefits set forth in this Agreement or the Release.

3.Consulting Fees.  Provided that Consultant: (i) performs the Services to the Company’s satisfaction (as determined by the Company in its sole discretion); and (ii) complies with Consultant’s contractual obligations to the Company (including, without limitation, the obligations set forth herein), then the Company will pay Consultant consulting fees equal to $8,500 per month. The Company will reimburse reasonable out-of-pocket expenses, if any, incurred by Consultant in the performance of the Services provided such are pre-approved in writing by the Company’s CEO (“Authorized Expenses”). Consultant shall submit invoices to Company on a monthly basis for all Services provided and Authorized Expenses incurred during the preceding month. Each invoice shall include a detailed description of the Services performed delineated by project or task, as applicable, and a detailed description of the Authorized Expenses with all required receipts. All invoices must be sent to: ap@metacrine.com. Payment terms are net thirty (30) days. Consultant understands that Company will report Consultant’s compensation and reimbursed expenses under this Agreement to the extent Company, in its sole opinion, believes that it is required to do so by applicable laws or regulations.

3.1Equity.  Contingent on Consultant’s execution of the Release and subject to Consultant’s compliance with the terms and conditions of this Agreement, and the post-employment obligations set forth herein, including without limitation, non-solicitation, confidentiality, intellectual property, and return of property, in consideration of amounts in excess of the minimum entitlements under applicable law:

(a)During Consultant’s employment with the Company, Consultant was granted performance restricted stock units (“PRSUs”) and options (“Options”) to purchase shares of the Company's common stock (collectively, the “Equity”). This Agreement is intended to commence in a manner such that Consultant remains in "continuous service" with the Company after the Separation Date. Thus, during the Term of this Agreement, the vesting on Consultant’s Equity will remain unchanged, and will continue to vest as set forth in the governing equity agreements. However, notwithstanding anything to the contrary set forth in the applicable Equity agreements, vesting of Consultant’s Equity will cease as of the date of termination of this Agreement.  Consultant’s rights to exercise any vested Options shall be modified such that the exercisability of Consultant’s Options shall terminate as of nine (9) months from the date of termination of this Agreement.

4.Independent Contractor Relationship.  Consultant’s relationship with Company will be that of an independent contractor and not an employee of Company for any purpose.  Consultant is not the agent of Company and is not authorized to make any representation, contract, or commitment on behalf of Company.  Consultant will not be entitled to any of the benefits that Company may make available to its employees.  Because Consultant is an independent contractor, Company will not

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withhold or make payments for social security, make unemployment insurance or disability insurance contributions, or obtain worker’s compensation insurance on Consultant’s behalf.  Consultant accepts exclusive liability for complying with all applicable state and federal laws governing self-employed individuals and agrees to indemnify and defend Company against any and all such taxes or contributions, including penalties and interest.

5.	Confidentiality.

5.1Protection of Information.  Consultant agrees that during the term of the Agreement and thereafter, not to use or disclose any confidential or proprietary information or materials of the Company that was obtained or developed in the course of performing the Services.  Any and all work product created in the course of performing the Services will be the sole and exclusive property of the Company.  Consultant hereby assigns to the Company all right, title, and interest in and all inventions, techniques, processes, materials and other intellectual property developed in the course of performing consulting services for the Company.

5.2Proprietary Information Obligations.  Both during and after employment, Consultant acknowledges Consultant’s continuing obligations under Consultant’s Proprietary Information and Inventions Agreement, including obligations not to use or disclose any confidential or proprietary information of the Company.  A copy of Consultant’s Proprietary Information and Inventions Agreement is attached hereto as Exhibit B.

5.3Return of Company Property and Confidential Information. To the extent that Consultant is permitted to retain any Company property or Proprietary Information that is necessary for the performance of Services, and any such documents/equipment/Proprietary Information retained for that purpose and any copies or other tangible or electronic embodiments thereof must be returned to the Company by the close of business on the last date of the Term, or earlier if requested by the Company (and provide certification confirming such return); provided that  in the event Consultant has any a copy on Consultant’s standard computer backup systems, if not possible to destroy those copies, Consultant must ensure that access to those backup copies is denied and such copies are subject to the ongoing obligations of nondisclosure and nonuse.

5.4Publications/Representation of Company. Consultant shall not present or publish, or submit for publication, any work describing or resulting from the Services without the prior written consent of Company.

6.Compliance with Law. Each party shall perform its obligations under this Agreement in compliance with all applicable federal and state laws, regulations, guidance, and ethical standards.

7.Termination.

7.1Term.  The term of this Agreement shall commence on the Effective Date and shall remain in full force and effect during the Term, unless terminated earlier as set forth herein.

7.2Termination of Agreement.  Either Party may terminate this Agreement for convenience, for any or no reason, at any time upon ten (10) days prior written notice to the other Party.  Either party may terminate this Agreement for cause upon written notice to the other party, if the other party breaches this Agreement and does not cure the breach within thirty (30) days following receipt of written notice thereof from the non-breaching party.  Such right to terminate this Agreement for cause shall be in addition to any other remedies available to the terminating party at law or in equity.

7.3Noninterference with Business.  During the term of this Agreement, Company and Consultant agree not to solicit or induce any employee or independent contractor to terminate or breach an employment, contractual, or other relationship with the non-soliciting party.

7.4Pre-Existing Rights; Survival.  The termination of this Agreement shall not affect in any way the rights and obligations of either party which have accrued prior to such event or in connection therewith.  The following provisions shall survive termination of this Agreement and all definitions necessary to interpret the foregoing:  Sections 3.1, 5, 7.3, 7.4 and 9.

8.	General Provisions.

8.1Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of California as applied to transactions taking place wholly within California between California residents.

8.2Severability.  In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had

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never been contained herein.  If moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity, or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

8.3No Assignment.  This Agreement may not be assigned by Consultant without Company’s consent, and any such attempted assignment shall be void and of no effect. The Company may assign its rights and obligations hereunder to an affiliate or to any person or entity that succeeds to all or substantially all of the Company’s business to which this Agreement relates, whether by merger, acquisition or other means.

8.4Notices.  All notices, requests, and other communications under this Agreement must be in writing and must be mailed by registered or certified mail, postage prepaid and return receipt requested, or delivered by hand to the party to whom such notice is required or permitted to be given.  If mailed, any such notice will be considered to have been given five (5) business days after it was mailed, as evidenced by the postmark.  If delivered by hand, any such notice will be considered to have been given when received by the party to whom notice is given, as evidenced by written and dated receipt of the receiving party.  The mailing address for notice to either party will be the address shown on the signature page of this Agreement.  Either party may change its mailing address by notice as provided by this section.

8.5Legal Fees.  If any dispute arises between the parties with respect to the matters covered by this Agreement which leads to a proceeding to resolve such dispute, the prevailing party in such proceeding shall be entitled to receive its reasonable attorneys’ fees, expert witness fees, and out-of-pocket costs incurred in connection with such proceeding, in addition to any other relief it may be awarded.

8.6Injunctive Relief.  A breach of any of the promises or agreements contained in this Agreement may result in irreparable and continuing damage to Company for which there may be no adequate remedy at law, and Company is therefore entitled to seek injunctive relief as well as such other and further relief as may be appropriate.

8.7Waiver.  No waiver by Company of any breach of this Agreement shall be a waiver of any preceding or succeeding breach.  No waiver by Company of any right under this Agreement shall be construed as a waiver of any other right.  Company shall not be required to give notice to enforce strict adherence to all terms of this Agreement.

8.8Entire Agreement.  This Agreement is the final, complete, and exclusive agreement of the parties with respect to the subject matter hereof.  This Agreement supersedes all prior discussions between the parties on its subject matter.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the party to be charged.  The terms of this Agreement will govern all Services undertaken by Consultant for Company.

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In Witness Whereof, the parties have caused this Separation and Consulting Agreement to be executed by their duly authorized representative.

Metacrine, Inc.

By: /s/ Preston Klassen_____________

       Preston Klassen, President and CEO

Address:   3985 Sorrento Valley Blvd, Suite C, San Diego, CA 92121

Catherine Lee

By:  /s/ Catherine Lee____________

        Catherine Lee

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EXHIBIT A

RELEASE OF CLAIMS AGREEMENT

This Release of Claims Agreement (“Release”) is made by and between Metacrine, Inc. (“Employer”) and Catherine Lee (“Employee”).

1.Consideration. Employee acknowledges and agrees that the Separation and Consulting Agreement constitutes adequate legal consideration for the promises and representations made by Employee in this Release.

2.General Release.

2.1Employee unconditionally, irrevocably and absolutely releases and discharges Employer, and any parent and subsidiary corporations, divisions and other affiliated entities of Employer, past and present, as well as Employer’s past and present employees, officers, directors, agents, attorneys, successors and assigns of Employer (collectively, “Released Parties”), from all claims related in any way to the transactions or occurrences between them to date to the fullest extent permitted by law, including but not limited to, any losses, liabilities, claims, demands and causes of action, known or unknown, suspected or unsuspected, arising directly or indirectly out of or in any way connected with Employee’s employment with Employer, or the termination of Employee’s employment.  This release is intended to have the broadest possible application and includes, but is not limited to, any tort, contract, common law, constitutional or other statutory claims, as well as alleged violations of the California Labor Code, the California Family Rights Act, the federal Family and Medical Leave Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the California Fair Employment and Housing Act, the Americans with Disabilities Act, the laws of any state in which Employee performed services for Employer, and all claims for attorneys’ fees, costs and expenses.  However, this release shall not apply to claims for workers’ compensation benefits, unemployment insurance benefits, or any other claims that cannot, by statute, lawfully be waived by this Agreement.

2.2Employee acknowledges that Employee may discover facts or law different from, or in addition to, the facts or law that Employee knows or believes to be true with respect to the claims released in this Agreement and agrees, nonetheless, that this Agreement and the release contained in it shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery of them.  Employee further acknowledges that, during employment, Employee has not made any claims or allegations to Employer related to sexual assault or abuse, harassment, discrimination or retaliation.

2.3Employee declares and represents that Employee intends this Agreement to be complete and not subject to any claim of mistake, and that the release herein expresses a full and complete release, and Employee intends the release herein to be final and complete.  Employee executes this release with the full knowledge that this release covers all possible claims against the Released Parties, to the fullest extent permitted by law.  The parties acknowledge and agree that this Agreement is a negotiated settlement agreement and Employee’s acceptance of this Agreement is voluntary, deliberate and informed.

2.4Employee expressly waives Employee’s right to recover any type of personal relief from Employer, including monetary damages or reinstatement, in any administrative action or proceeding, whether state or federal, and whether brought by Employee or on Employee’s behalf, related in any way to the matters released herein.

3.California Civil Code Section 1542 Waiver.  Employee expressly acknowledges and agrees that all rights under Section 1542 of the California Civil Code are expressly waived.  Section 1542 provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Employee understands that Employee is a “releasing party” within the meaning of Section 1542.

4.Representation Concerning Filing of Legal Actions.  Employee represents that, as of the date of this Agreement, Employee has not filed any lawsuits, charges, complaints, petitions, claims or other accusatory pleadings against Employer or any of the other Released Parties in any court of law.  Employee further agrees that, to the fullest extent permitted by law, Employee will not prosecute in any court, whether state or federal, any claim or demand of any type related to the matters released above, it being the intention of the parties that with the execution of this release, the Released Parties will be absolutely, unconditionally and forever discharged of and from all obligations to or on behalf of Employee related in any way to the matters discharged herein.  Nothing in this paragraph or this Agreement limits Employee’s ability to file a charge or complaint with the

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Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (“Government Agencies”).  Employee further understands that this Agreement does not limit Employee’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to Employer.

5.No Admissions.  By entering into this Agreement, the Released Parties make no admission that they have engaged, or are now engaging, in any unlawful conduct.  The parties understand and acknowledge that this Agreement is not an admission of liability and shall not be used or construed as such in any legal or administrative proceeding.

6.Waiver Procedures Under the Older Workers Benefit Protection Act.  This Agreement is intended to satisfy the waiver and release requirements of the Older Workers Benefit Protection Act, 29 U.S.C. sec. 626(f).  The following general provisions, along with the other provisions of this Agreement, are agreed to for this purpose:

6.1Employee acknowledges and agrees that Employee has read and understands the terms of this Agreement.

6.2Employee is advised that Employee should consult with an attorney before executing this Agreement, and Employee acknowledges that Employee has obtained and considered any legal advice Employee deems necessary, such that Employee is entering into this Agreement freely, knowingly, and voluntarily.

6.3Employee acknowledges that Employee has been given at least 21 days in which to consider whether or not to enter into this Agreement.  Employee understands that, at Employee’s option, Employee may elect not to use the full 21-day period.

6.4This Agreement shall not become effective or enforceable until the eighth day after Employee signs this Agreement.  In other words, Employee may revoke acceptance of this Agreement within seven days after the date Employee signs it.  Employee's revocation must be in writing and received by Theresa Lowry, EVP, Human Resources, on or before the seventh day in order to be effective.  If Employee does not revoke acceptance within the seven-day period, Employee's acceptance of this Agreement shall become binding and enforceable on the eighth day (“Effective Date”).

6.5This Agreement does not waive or release any rights or claims that Employee may have under the Age Discrimination in Employment Act that arise after the execution of this Agreement.

7.Severability.  In the event any provision of this Agreement shall be found unenforceable by a court of competent jurisdiction, the provision shall be deemed modified to the extent necessary to allow enforceability of the provision as so limited, it being intended that the Released Parties shall receive the benefits contemplated herein to the fullest extent permitted by law.  If a deemed modification is not satisfactory in the judgment of such court, the unenforceable provision shall be deemed deleted, and the validity and enforceability of the remaining provisions shall not be affected thereby.

8.Return of Employer Property.  By signing this Agreement, Employee represents and warrants that with the exception of Employee’s laptop, Employee has or will have returned Company property no later than the Effective Date, including any Employer issued or provided credit cards, vehicles, tangible property and equipment, keys, entry cards, identification badges, telephones, and all documents, files, folders, correspondence, memoranda, notes, notebooks, books, records, promotional materials, plans, forecasts, reports, proposals, agreements, financial information, CDs, thumb drivers, and all other computer-recorded information, as well as all copies thereof, electronic or otherwise.

9.Proprietary and Confidential Employer Information.  Employee acknowledges that during Employee's employment with Employer, Employee may have had access to confidential or proprietary documents, materials or information regarding Employer’s products, research, business affairs, and personnel matters, which Employee acknowledges and agrees are of a highly sensitive and confidential nature and considered trade secrets and/or proprietary to Employer.  Such information, documents and materials may include, without limitation, trade secrets, inventions, research, plans, proposals, marketing and sales programs, financial projections, cost summaries, pricing formulas and all concepts or ideas, materials or information related to the products, research, business or sales of Employer or Employer’s customers or business partners, as well as Employer’s personnel matters, which has not previously been released to third parties within Employer’s industry or the public at large by an authorized representative of Employer.  Employee represents that Employee has held all such information confidential and will continue to do so, and that Employee will not use such confidential or proprietary information and/or documents for any purpose, specifically including use for any business in the same industry as Employer or in competition with Employer.  Employee understands that this obligation of confidentiality continues indefinitely after Employee’s Separation Date.  Employee also hereby reaffirms Employee’s agreement to, and all of Employee’s obligations under, any proprietary information and inventions agreement previously signed by Employee.  Immunity Notice:  Pursuant to the Defend Trade Secrets Act of 2016, an individual may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (a) is

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made (i) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.

10.Applicable Law.  The validity, interpretation and performance of this Agreement shall be construed and interpreted according to the laws of the United States of America and the State of California.

11.Binding on Successors.  The parties agree that this Agreement shall be binding on, and inure to the benefit of, their successors, heirs and/or assigns.

12.Full Defense.  This Agreement may be pled as a full and complete defense to, and may be used as a basis for an injunction against, any action, suit or other proceeding that may be prosecuted, instituted or attempted by Employee in breach hereof.  Employee agrees that in the event an action or proceeding is instituted by the Released Parties in order to enforce the terms or provisions of this Agreement, the Released Parties shall be entitled to an award of reasonable costs and attorneys’ fees incurred in connection with enforcing this Agreement.  This attorneys’ fee provision shall not apply to an action brought by Employee to challenge the enforceability of Employee’s waiver of rights under the Age Discrimination in Employment Act or the Older Workers Benefit Protection Act.

13.Good Faith.  The parties agree to do all things necessary and to execute all further documents necessary and appropriate to carry out and effectuate the terms and purposes of this Agreement.

14.Integration.  This Agreement contains the entire agreement between Employer and the Employee on the subjects addressed in this Agreement and replaces any other prior agreements or representations, whether oral or written, between them; provided, however, that any proprietary or confidential information agreement and/or arbitration agreement Employee signed with Employer remains in full force and effect and is not superseded by this Agreement.

15.Modification.  This Agreement may be amended only by a written instrument executed by all parties hereto.

16.Section 409(A) of the Internal Revenue Code.  It is intended that all of the benefits and payments under this Agreement satisfy, to the greatest extent possible, the exemptions from the application of Section 409Aof the Internal Revenue Code of 1986, as amended, and the regulations and other guidance thereunder and any state law of similar effect (collectively “Section 409A”) provided under Treasury Regulations 1.409A 1(b)(4) and 1.409A 1(b)(9), and this Agreement will be construed to the greatest extent possible as consistent with those provisions and any ambiguities herein shall be interpreted accordingly. To the extent not so exempt, this Agreement (and any definitions hereunder) will be construed in a manner that complies with Section 409A, and incorporates by reference all required definitions and payment terms.

Metacrine, Inc.

By: __________________________________________

       Preston Klassen, President and CEO

Address:   3985 Sorrento Valley Blvd, Suite C, San Diego, CA 92121

Catherine Lee

By: __________________________________________

       Catherine Lee

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EXHIBIT B

PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

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